                            Exhibit 10 (s)
                    FIRST LIBERTY FINANCIAL CORP.
                    -----------------------------
                   1995 DIRECTOR STOCK OPTION PLAN
                   -------------------------------



                             ARTICLE 1
                             ---------
                              Purpose
                              -------

     1.1 General Purpose. The purpose of this Plan is to further
         ---------------
the growth and development of the Company by encouraging Directors who are not employees of the Company to obtain proprietary interests in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue to serve as Directors and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company, thereby more closely aligning their interests with those of stockholders generally.

     1.2 Intended Tax Effects of Options. It is intended that the
         -------------------------------
tax effects of any Option granted hereunder should be determined under Code Section 83.


                          ARTICLE 2
                          ---------
                         Definitions
                         -----------

The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

     2.1 1933 Act shall mean the Securities Act of 1933, as
         --------
amended.

     2.2 1934 Act shall mean the Securities Exchange Act of 1934,
         --------
as amended.

     2.3 Beneficiary shall mean, with respect to an Optionee, the
         -----------
Person or Persons who acquire the Options of such Optionee by bequest or inheritance. To the extent that an Option has not yet been distributed to such Person or Persons from a deceased Optionee's estate, an Option may be exercised by the executor or administrator (as applicable) of the deceased Optionee's estate.

     2.4 Board shall mean the Board of Directors of the Company.
         -----

     2.5 Cause shall mean an act or acts by an individual involving
         -----
personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty to the Company, intentional failure to perform stated duties or willful violation of any law, rule or regulation (other than traffic violations or similar offenses).

     2.6 Code shall mean the Internal Revenue Code of 1986, as
         ----
amended.

     2.7 Committee shall mean the committee appointed by the Board
         ---------
to administer and interpret the Plan in accordance with Article 3 below.

     2.8 Common Stock shall mean the Company's $1.00 par value
         ------------
common stock.

     2.9 Company shall mean First Liberty Financial Corp.
         -------

     2.10 Director shall mean an individual who is serving as a
          --------
member of the Board (i.e., a director of the Company).

     2.11 Disability shall mean, with respect to an individual, the
          ----------
total and permanent disability of such individual as determined by the Committee in its sole discretion.

     2.12 Effective Date shall mean the date on which this Plan is
          --------------
adopted by the stockholders of the Company.

     2.13 Fair Market Value of the Common Stock as of a date of
          -----------------
determination shall mean the following:

     (a) Stock Listed and Shares Traded. If the Common Stock is
         ------------
listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on The Nasdaq Stock Market on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or The Nasdaq Stock Market on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the bid and asked prices on the date of determination.


     (b) Stock Listed But No Shares Traded. If the Common Stock is
         ---------------------------------
listed on a national securities exchange or on The Nasdaq Stock Market but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within reasonable period before the date of determination, the Fair Market Value shall be the average of the bid and asked prices of the Common Stock on the most recent date before the date of determination.

     (c) Stock Not Listed. If the Common Stock is not listed on a
         ----------------
national securities exchange or on the National Market System and is not regularly traded in the over-the-counter meet, then the

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Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative. The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

     2.14 NQSO shall mean an option to which Code Section 421 (relating
          ----
generally to certain ISO and other options) does not apply.

     2.15 Option shall mean NQSOs granted to individuals pursuant
          ------
to the terms and provisions of this Plan.

     2.16 Option Agreement shall mean a written agreement,
          ----------------
substantially in the form attached hereto as Exhibit A, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

     2.17 Option Price shall mean the purchase price of the shares
          ------------
of Common Stock underlying an Option.

     2.18 Optionee shall mean an individual who is granted an
          --------
Option pursuant to the terms and provisions of this Plan.

     2.19 Person shall mean any individual, organization,
          ------
corporation, partnership or other entity.

     2.20 Plan shall mean this First Liberty Financial Corp. 1995
          ----
Director Stock Option Plan.


                       ARTICLE 3
                       ---------
                    Administration
                    --------------

     3.1 General Administration. The Plan shall be administered and
         ----------------------
interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority (to the extent that such authority does not disqualify the Plan from being a formula plan within the meaning of paragraph (c)(2)(ii) of Rule 16b-3 of the 1934 Act) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements or Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

     3.2 Appointment. The Board shall appoint the Committee (which
         -----------
may be the Board's Compensation and Benefits Committee from among its members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more directors who are not employees of the Company or any of its subsidiary corporations.

     3.3 Organization. The Committee may select one of its members
         ------------
as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.


                          ARTICLE 4
                          ---------
                           Stock
                           -----

     The stock subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 8, the total number of shares of Common Stock which may be granted to, or for which Options may be granted to, persons participating in the Plan shall not exceed in the aggregate 50,000 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option returned to the Company by forfeiture again may become subject to Options under the Plan.


                        ARTICLE 5
                        ---------
       Eligibility to Receive and Grant of Options
       -------------------------------------------

     5.1 Individuals Eligible for Grants of Options. The
         ------------------------------------------
individuals eligible to receive Options hereunder shall be solely those individuals who are Directors and who are not employees of the Company or any subsidiary corporation of the Company. Such Directors shall receive Options hereunder in accordance with the provisions of Section 5.2 below.

     5.2 Grant of Options. Options shall be granted to Directors in
         ----------------
accordance with the following provisions:

     (a)  Initial Grant of Options.  As of the Effective Date, each
          ------------------------
Director shall be granted an Option to purchase 5,000 shares of Common Stock.

     (b)  Initial Grant of Options to Newly Elected Directors.  On
          ---------------------------------------------------
the date of his or her election as a Director by the stockholders, each Director who is not a Director as of the Effective Date and who previously has not received an Option pursuant to paragraph (a) above shall be granted an Option to purchase 1,000 shares of Common Stock.

     (c) Options Granted Annually. Except as set forth below, on
         ------------------------
[December 1] of each year, each Director then in office who has been elected as a Director by the stockholders shall, subject to paragraph (b) below, be granted an Option to purchase 1,000 shares of Common Stock, with such Option subject to the provisions of
Article 6 below. Notwithstanding the foregoing, Options shall not be granted hereunder on December 1 of a year unless the Company's net earnings for the fiscal year ended immediately prior to such December 1 (the "Calculation Year") equals or exceeds 10% of the Company's stockholders' equity at the end of the Calculation Year. A determination of the Company's net earnings and stockholders' equity shall be made in accordance with generally accepted accounting principles.


                         ARTICLE 6
                         ---------
              Terms and Conditions of Options
              -------------------------------

     Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

     6.1 Requirement of Option Agreement. Upon the grant of an
         -------------------------------
Option hereunder, the Committee shall cause to be prepared an Option Agreement and shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.
              ---------

     6.2 Optionee and Number of Shares. Each Option Agreement shall
         -----------------------------
state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, and the date as of which the Option was granted under this Plan.

     6.3 Vesting. Each Option shall become exercisable immediately
         -------
upon grant of such  option.

     6.4 Option Price. The Option Price of the shares of Common
         ------------
Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Option was granted under this Plan as noted in the

Option Agreement shall be considered the date on which such Option is granted.

     6.5 Terms of Options. Terms of Options granted under the Plan
         ----------------
shall commence on the date of grant and shall expire ten years from that; provided, in no event shall any Option be exercisable after ten years from the date the Option is granted. No Option shall be granted hereunder after ten years from the date the Plan is adopted by the Board.

     6.6 Terms of Exercise. The exercise of an Option may be for
         -----------------
less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 1,000 shares or (ii) the total remaining shares subject to the Option, if such total is less than 1,000 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

     6.7 Method of Exercise. All Options granted hereunder shall be
         ------------------
exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 8.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

     6.8 Medium and Time of Payment.
         --------------------------

     (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee (or his or her successors as provided in subsection (c) of Section 6.9), shall be (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed in such manner as the Company may require, or by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to the exercise price as payment; (C) by delivery to the Company of such other property as may be acceptable to the Committee and allowed under applicable law; or (D) by a combination of (A), (B) and (C).


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
     (b) If all or part of the Option Price is paid by delivery of shares of the Common Stock, on the date of such payment, the Optionee must have held such shares for at least six months from
(i) the date of acquisition, in the case of shares acquired other than through a stock option or other stock award plan, or (ii) the date of grant or award in the case of shares acquired through such a plan; and the value of such Common Stock (which shall be the Fair Market Value of such Common Stock on the date of exercise) shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash or other property, as provided in paragraph (a) above.

     (c) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from other compensation due from the Company) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal Insurance Contributions Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law.

     6.9 Effect of Termination of Service or Death. Except as
         -----------------------------------------
provided in paragraphs (a), (b) and (c) below, no Option shall be exercisable unless the Optionee thereof shall have been a Director from the date of the granting of the Option until the date of exercise; provided, the Committee, in its sole discretion, may waive the application of this Section and, instead, may provide a different expiration date or dates in an Option Agreement.

     (a) Termination of Service. In the event an Optionee ceases to
         ----------------------
be a Director for any reason other than death or Disability, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of (i) the expiration date of the Option, (ii) one year after the date the Optionee ceases to be a Director, or (iii) the date on which the Company gives notice to such Optionee of termination of his or her service as a Director if service is terminated by the Company or by its stockholders for Cause (an Optionee's resignation in anticipation of termination of service by the Company or by its stockholders for Cause shall constitute a notice of termination by the Company); provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of the dates specified in the preceding sentences of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of service as a Director. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of service as a

Director for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

     (b) Disability. Upon the termination of an Optionee's service
         ----------
as a Director due to Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option, or (ii) one year after the date on which such Optionee ceases to be a Director due to Disability; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such date, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's service as a Director ceases due to Disability.

     (c) Death. In the event of the death of the Optionee (i) while
         -----
he is a Director, (ii) within one year after the date on which such Optionee's service as a Director is terminated (for a reason other than Cause) as provided in subsection (a) above, or (iii) within one year after the date on which such Optionee's service as a Director terminated due to his or her Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by the Optionee's Beneficiary at any time prior to the expiration of one year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Optionee.

     6.10 Restrictions on Transfer and Exercise of Options. No
          ------------------------------------------------
Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution, and any purported transfer shall be null and void. During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

     6.11 Rights as a Stockholder. An Optionee shall have no rights
          -----------------------
as a stockholder with respect to shares covered by an Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 8, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

     6.12 Holding Period. Shares underlying any Option granted
          --------------
hereunder to an Optionee who is an "affiliate" of the Company subject to the "short-swing profit provisions" of Section 16(b) of the 1934 Act are subject to a six-month holding period. Such holding period will be satisfied if an Option is exercised within six months of the date of grant, provided that the shares acquired upon exercise are not disposed of until a minimum of six months have elapsed from the date of grant of the Option. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive the preceding required holding period with respect to any Optionee.


                        ARTICLE 7
                        ---------
        Adjustments Upon Changes in Capitalization
        ------------------------------------------

     7.1 Recapitalization. In the event that the outstanding shares
         ----------------
of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

     (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

     (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

     (c) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his or her Option as is exercised on or prior to the record date for determining stockholders entitled to receive or exercise such rights or warrants.

     7.2 Reorganization. Subject to any required action by the
         --------------
stockholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company, the Committee, in its discretion, may declare that:

     (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled; and/or

     (b) any or all Options granted hereunder are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

     7.3 Dissolution and Liquidation. If the Board adopts a plan of
         ---------------------------
dissolution and liquidation that is approved by the stockholders of the Company, the Committee shall give each Optionee written notice of such event at least ten days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

     7.4 Limits on Adjustments. Any issuance by the Company of
         ---------------------
stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.


                        ARTICLE 8
                        ---------
    Agreement by Optionee and Securities Registration
    -------------------------------------------------

     8.1 Agreement. If, in the opinion of counsel to the Company,
         ---------
such action is necessary or desirable, no Options shall be granted to any Optionee, and no Stock Option shall be exercisable unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and
(ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option.

All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

     The shares represented by this certificate [have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and] are held by an "affiliate" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Company. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulation of any state with respect to such shares, (ii) in accord accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Company of a favorable opinion of counsel or the submission to the Company of such other evidence as may be satisfactory to the Company that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Company, nor will any transferee be recognized as the owner thereof by the Company.

If the Common Stock is (A) held by an Optionee who ceases to be an "affiliate," as that term is defined in Rule 144 of the 1933 Act, or (B) registered under the 1933 Act and all applicable state securities laws and regulations as provided in Section 8.2, the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

     8.2 Registration. In the event that the Company in its sole
         ------------
discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on The Nasdaq Stock Market at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or The Nasdaq Stock Market of the shares of Common Stock to be issued.

                      ARTICLE 9
                      ---------
                    Effective Date
                    --------------

     The Plan shall be effective as of the Effective Date, and no Options shall be granted hereunder prior to said date. Adoption of the Plan shall be approved by the stockholders of the Company at the annual meeting of the stockholders of the Company which immediately follows the date of approval of the Plan by the Board of Directors of the Company. Stockholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan; provided, however, such stockholder approval must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act. Failure to obtain such approval shall render the Plan and any Options granted hereunder null and void ab initio.
              ---------


                      ARTICLE 10
                      ----------
               Amendment and Termination
               -------------------------

     10.1 Amendment and Termination By the Board. Subject to
          --------------------------------------
Section 10.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

     10.2 Restrictions on Amendment and Termination.
          -----------------------------------------
Notwithstanding the provisions of Section 10.1 above, the following restrictions shall apply to the Board's authority under Section
10.1 above:

     (a) Prohibition Against Adverse Effects on Outstanding
         --------------------------------------------------
Options. No addition, amendment, modification, repeal, suspension
-------
or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees;

     (b) Stockholder Approval Required for Certain Modifications.
         -------------------------------------------------------
No modification or amendment of the Plan may be made without the prior approval of the stockholders of the Company if [(i) such modification or amendment would cause the applicable portions of the Plan to fail to qualify as an ISO plan pursuant to Code 422,]
(ii) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (iii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or (iv) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan. Clauses (ii),
(iii) and (iv) of the preceding sentence shall be interpreted in accordance with the provisions of paragraph (b)(2) of Rule 16b-3 of the 1934 Act. Stockholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting or such greater number of shares of voting stock as may be required by applicable law; provided, however, that for modifications described in clauses
(ii), (iii) and (iv) above, such stockholder approval must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act as required by paragraph (b)(2) of Rule 16b-3 of the 1934 Act; and

     (c) Six-Month Restriction on Amendments. No provision of this
         -----------------------------------
Plan may be modified or amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder. The preceding sentence shall be interpreted in accordance with the provisions of paragraph
(c)(ii)(B) of Rule 16b-3 of the 1934 Act.



                          ARTICLE 11
                          ----------
                   Miscellaneous Provisions
                   ------------------------

     11.1 Application of Funds. The proceeds received by the
          --------------------
Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

     11.2 Notices. All notices or other communications by an
          -------
Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

     11.3 Term of Plan. Subject to the terms of Article 11, the
          ------------
Plan shall terminate upon the last date upon which Options may be granted hereunder.

     11.4 Compliance with Rule 16b-3. This Plan is intended to be
          --------------------------
in compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the 1934 Act.

     11.5 Governing Law. The Plan shall be governed by and
          -------------
construed in accordance with the laws of the State of Georgia.

     11.6 Additional Provisions By Committee. The Option Agreements
          ----------------------------------
authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable.

     11.7 Plan Document Controls. In the event of any conflict
          ----------------------
between the provisions of an Option Agreement and the Plan, the Plan shall control.

     11.8 Gender and Number. Wherever applicable, the masculine
          -----------------
pronoun shall include the feminine pronoun, and the singular shall include the plural.

     11.9 Headings. The titles in this Plan are inserted for
          --------
convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

     11.10 Legal References. Any references in this Plan to a
           ----------------
provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

     11.11 Unfunded Arrangement. The Plan shall not be funded, and
           --------------------
except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

         ADOPTED BY BOARD OF DIRECTORS ON NOVEMBER 21,1995.
         --------------------------------------------------

         APPROVED BY STOCKHOLDERS ON ____________ ___,1996.
         --------------------------------------------------